April 28, 2016

1 SUPERIOR RETURNS Deliver superior risk-adjusted total shareholder returns 2 CAPITAL ALLOCATION Prudently allocate capital to opportunistically extend global campus footprint 3 PRODUCT OFFERINGS Drive higher returns on the asset base by diversifying product offerings 4 OPERATING EFFICIENCIES Achieve operating efficiencies to accelerate growth in cash flow and value per share Our Focus Our philosophy is to deliver superior returns to our shareholders by capitalizing on our core competencies and tailoring them to meet the ever growing and evolving data center needs of our customers The Next Horizon Three-Year Guideposts 2

U.S. Major Market Data Center Supply (1)

Supply Steady in Major U.S. Markets


in megawatts
1Q16
Current Supply (1)
New Construction
Digital Realty Inventory (2)
60
40
20
-
Boston
Chicago
Dallas
Houston
N Virginia
NY Metro
Phoenix
Silicon Valley


in megawatts
4Q15
Current Supply (1)
New Construction
Digital Realty Inventory (2)
60
40
20
-
Boston
Chicago
Dallas
Houston
N Virginia
NY Metro
Phoenix
Silicon Valley

1) Reflects management's estimates of available supply, including sub-lease availability.
2) Represents Digital Realty's available finished data center space and available active data center construction.

3

Data Center Supply in Perspective The Fundamentals Glass is Half-Full Source: Digital Realty internal estimates and datacenterHawk. 1) Per datacenterHawk. Excludes owner-occupied data centers. 2) Calculated as 2015 market absorption divided by current data center construction. 4 NORTHERN VIRGINIA DALLAS National Markets Construction concentrated in markets characterized by robust leasing velocity and high visibility of demand Single-Digit Vacancy Rates Current occupancy rates as well as recent deliveries are at or above 90% leased LTM Market Absorption Outpacing Construction 2015 market absorption > 2x current construction pipelines Occupancy Rate (1Q16) Market (1) 91% CHICAGO Market Inventory (1) DLR 92% Occupancy Rate (1Q16) Market (1) 95% DLR 98% Occupancy Rate (1Q16) Market (1) 90% DLR 94% Market Inventory (1) Market Inventory (1) 2x 3x 2x Market Absorption-to- Construction (2) Market Absorption-to- Construction (2) Market Absorption-to- Construction (2) 434 MW 479 MW 489 MW 3Q15 4Q15 1Q16 245 MW 252 MW 262 MW 3Q15 4Q15 1Q16 165 MW 174 MW 190 MW 3Q15 4Q15 1Q16 19 MW 95% Leased LTM Digital Realty Deliveries 12 MW 100% Leased LTM Digital Realty Deliveries 7 MW 83% Leased LTM Digital Realty Deliveries

Decelerating Global Economic Growth Outlook

Data Center Demand Drivers Are a Bright Spot

		4Q15 CALL *February 25, 2016*	CURRENT *April 25, 2016*	BETTER / WORSE	2016E	2017E
MACROECONOMIC	Global GDP Growth Forecast [1]	2016E: 3.4%	2016E: 3.2%	▼	3.2%	3.5%
	U.S. GDP Growth Forecast [1]	2016E: 2.6%	2016E: 2.4%	▼	2.4%	2.5%
	U.S. Unemployment Rate [2]	4.9%	5.0%	▲	4.8%	4.6%
	Inflation Rate – U.S. Annual CPI Index [2]	1.4%	0.9%	▼	1.3%	2.2%
	Crude Oil ($/barrel) [3]	$30	$43	▲	$40	$52
	Control of White House, Senate and HoR [4]	D,R,R	D,R,R	◀▶	D,R,R	D,R,R
INTEREST RATES	One-Month Libor (USD) [2]	0.4%	0.4%	▲	0.7%	1.0%
	10-Yr U.S. Treasury Yield [2]	1.7%	1.9%	▲	2.2%	n/a
	GBP-USD [2]	1.44	1.45	▲	1.46	1.50
	EUR-USD [2]	1.11	1.13	▲	1.09	1.10
EQUITY MARKETS	S&P 500 [2]	1,918 (YTD -5.9%); P/E: 17.3x	2,088 (YTD 2.8%); P/E: 19.1x	▲	17.8x	15.6x
	NASDAQ 100 [2]	4,130 (YTD -9.3%); P/E: 20.5x	4,474 (YTD -2.6%); P/E: 22.5x	▲	18.4x	16.0x
	RMZ [2] Average FFO Multiple [5]	1,038 (YTD -5.4%) 14.6x	1,141 (YTD 4.7%) 16.2x	▲	16.2x	n/a
INDUSTRY	IT Spending Growth Worldwide [6]	2016E: 1.7%	2016E: 1.6%	▼	1.6%	2.7%
	Server Shipment Worldwide [7]	2016E: 6.1%	2016E: 6.2%	▲	6.2%	2.9%
	Global Data Center to Data Center IP Traffic [8]	31% *CAGR 2014 - 2019E*	31% *CAGR 2014 - 2019E*	◀▶	31% *CAGR 2014 - 2019E*	
	Global Cloud IP Traffic [8]	33% *CAGR 2014 - 2019E*	33% *CAGR 2014 - 2019E*	◀▶	33% *CAGR 2014 - 2019E*	

1) IMF World Economic Outlook – April 2016.
2) Bloomberg – April 2016.
3) Bloomberg, NY Mercantile Exchange WTI Crude Oil (Front Month).
4) Moody's Analytics Presidential Election Model – April 2016.
5) Citi – February 2016 and April 2016.
6) Gartner: IT Spending, Worldwide, Constant Currency, 4Q15 / December 2015 and 1Q16 / April 2016.
7) Gartner: Servers Forecast Worldwide, 4Q15 / December 2015 and 1Q16 / April 2016.
8) Cisco Global Cloud Index: Forecast and Methodology, 2013-2019 - October 2015.

5

Financial Results

Telx Scorecard On Track to Meet or Exceed Key 2016 Financial Targets 7 OPERATING REVENUE 2016 UNDERWRITING TARGET CORE EBITDA (1) 1Q15 ACTUAL 1) Represents Telx EBITDA adjusted for non-cash rent expense, non-cash compensation and excludes synergies. For a definition of Core EBITDA and a reconciliation to net income (loss), see the Appendix. EXPENSE SYNERGIES Completed / On-Track Slightly Behind Off-Track $30.4 million $148+ million $83.5 million $385+ million 1Q16 ACTUAL $91.7 million $38.4 million 2Q16 3Q16 $15+ million

$0 $20 $40 $60 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q Historical Lease Signings Annualized GAAP Base Rent (2) Sustained Leasing Momentum Hunting and Farming 1) Includes signings for new and re-leased space. 2) GAAP rental revenues include total rent for new lease and expansions. The timing between lease signing and lease commencement (and receipt of rents) may be significant. $ in millions 8 2009 2010 2011 2012 2013 2014 2015 2016 Product Type Total s.f. Signed (1) Annualized GAAP Base Rent / s.f. (2) Annualized GAAP Base Rent (2) Turn-Key Flex® 149,958 $216 $32.4 million Powered Base Building® – $0 $0 million Colocation 22,904 $265 $6.1 million Non-Technical 40,958 $23 $0.9 million Total 213,820 $184 $39.4 million Connectivity contributes an additional $7.5 million

Healthy Backlog Sets a Solid Foundation Solid Pre-Leasing De-Risks New Market Entry Note: Amounts shown represent GAAP annualized base rent from signed but not yet commenced leases and are based on current estimates of future lease commencement timing. Actual results may vary from current estimates. The lag between lease signing and lease commencement (and receipt of rents) may be significant. Expected commencement date at time of signing. 9 $90 $84 $39 $33 $ $25 $50 $75 $100 $125 4Q15 Backlog Signings Commencements 1Q16 Backlog $ in millions $50 $90 $31 $9 2016 2017 2018+ Total Backlog Backlog Roll-Forward + Commencement Timing Commencements Total BacklogCurrent Period Backlog Signings

Note: Represents Turn-Key Flex® and Powered Base Building® leases signed during the quarter ended March 31, 2016. Rental rate changes on renewals are calculated as the cash rent from new leases divided by the cash rent from expiring leases, minus one. Cycling Through Peak Vintage Renewals Approaching Mark-to-Market Inflection Point 10 • Signed renewal leases representing $51 million of annualized GAAP rental revenue • Rental rates were up on a cash basis 2% and increased by 13% on a GAAP basis for total data center space 13% GAAP Rent Change 2% Cash Rent Change 20% GAAP Rent Change 1% Cash Rent Change 6% GAAP Rent Change 5% Cash Rent Change • Renewed 139,000 square feet of Turn-Key Flex® data centers at a rental rate increase of 1% on a cash basis and increase of 20% on a GAAP basis • Renewed 65,000 square feet of colocation space at a rental rate increase of 5% on a cash basis and increase of 6% on a GAAP basis Total Data Center Turn-Key Flex® Colocation 12% GAAP Rent Change -6% Cash Rent Change • Renewed 106,000 square feet of Powered Base Building® data centers at a rental rate decrease of 6% on a cash basis but a 12% increase on a GAAP basis Powered Base Building®

$0.01 $0.01 $0.02 $0.03 $1.10 $1.20 $1.30 $1.40 $1.50 1Q16 Core FFO Consensus Digital Realty NOI Telx EBITDA Digital Realty G&A Lower Interest Expense 1Q16 Core FFO Actual (1) 1Q16 Results Ahead of Plan Operating Outperformance + Interest Savings Drive Upside Note: Core FFO is a non-GAAP financial measure. For a description of Core FFO and a reconciliation to net income, NOI, and Telx EBITDA, see the Appendix. 1) Based on FactSet consensus estimates as of April 27, 2016. 1Q16 Core FFO/ Share Reconciliation Actual $1.42 Consensus $1.35 11

6.8% 7.9% 9.2% 10.5% 4.3% 5.0% 11.7% 12.7% 0% 5% 10% 15% 20% 25% 1Q16 / 1Q15 Revenue Growth 1Q16 / 1Q15 Adjusted EBITDA Growth 1Q16 / 1Q15 Same-Capital Cash NOI Growth 1Q16 / 1Q15 Core FFO / Sh Growth 2016E / 2015 Core FFO / Sh Growth 24.0% 25.4% 22.9% 24.3% 7.9% 6.5% 5 As Reported Constant-Currency Total Including Telx Constant-Currency Growth FX Represents ~ 150 bps Drag on Reported Results Note: Constant-currency, Adjusted EBITDA, Same-Capital Cash NOI and Core FFO are non-GAAP financial measures. For a description of these measures see the Appendix. 12

$0.1 $1.0 $0.0 $0.1 $0.2 $0.0 $1.0 $2.4 $0.8 $0.0 $0.0 $1.0 $2.0 $3.0 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Secured Mortgage Debt Unsecured Prudential Shelf Facility Pro Rata Share of JV Debt Unsecured Notes Unsecured Term Loan Unsecured Global Facility Unsecured Green Bonds $0.7 (1) Extended Global Unsecured Revolving Credit Facility and Term Loan Maturities to 2021 and 2023 (3) (4) ($ in billions) Debt Maturity Schedule as of March 31, 2016 No Bar Too Tall; Nominal Near-Term Maturities 13 (2) Revolver Capacity (5) $1.5 Bn Debt Profile (6) Weighted Average Debt Maturity 5.7 Yrs Weighted Average Coupon 3.6% % Unsecured Debt 96.0% 1) Total excludes $404,000 of net loan premiums and $175,000 of deferred financing costs. Balances and exchange rates as of March 31, 2016. 2) Represents Digital Realty’s pro rata share of four unconsolidated joint venture loans. 3) Term loan balance was $1.6 billion as of April 22, 2016. 4) Global Revolving Credit Facility balance was $80.0 million as of April 22, 2016. The unrestricted cash balance was $92.4 million as of April 22, 2016. 5) Reflects Global Revolving Credit Facility capacity of $2.0 billion less $691.2 million outstanding as of March 31, 2016. 6) As of March 31, 2016. Assumes extension of options. gage ( ) secur er Loan (3) Ra of ( ) secu al Facili (4)

$0.1 $1.0 $0.0 $0.1 $0.2 $0.0 $1.0 $1.8 $0.8 $0.7 $0.0 $1.0 $2.0 $3.0 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Secured Mortgage Debt Unsecured Prudential Shelf Facility Pro Rata Share of JV Debt Unsecured Notes Unsecured Term Loan Unsecured Global Facility Unsecured Green Bonds $0.7 (1) Extended Global Unsecured Revolving Credit Facility and Term Loan Maturities to 2021 and 2023 (3) (4) ($ in billions) Debt Maturity Schedule Pro Forma for Eurobond No Bar Too Tall; Nominal Near-Term Maturities 14 (2) Revolver Capacity (5) $1.9 Bn Debt Profile (6) Weighted Average Debt Maturity 6.8 Yrs Weighted Average Coupon 3.8% % Unsecured Debt 96.0% Note: Pro forma for the offering of 600 million Euro aggregate principal amount of Digital Euro Finco, LLC’s 2.625% Notes due 2024 1) Total excludes $404,000 of net loan premiums and $175,000 of deferred financing costs. Balances and exchange rates as of March 31, 2016. 2) Represents Digital Realty’s pro rata share of four unconsolidated joint venture loans. 3) Term loan balance was $1.6 billion as of April 22, 2016. 4) Global Revolving Credit Facility balance was $80.0 million as of April 22, 2016. The unrestricted cash balance was $92.4 million as of April 22, 2016. 5) Reflects Global Revolving Credit Facility capacity of $2.0 billion less $80.0 million outstanding as of April 22, 2016. 6) As of April 22, 2016. Assumes extension of options. gage ( ) secur er Loan (3) Ra of ( ) secu al Facili (4)

Extending the Global Footprint Entered new target market with Frankfurt land acquisition, signed anchor tenant for first project in Japan  Achieving Operating Efficiencies Reported 1Q16 core FFO / share of $1.42, seven cents ahead of consensus  Raised Guidance Revised 2016 core FFO / share outlook from $5.45-$5.60 to $5.55-$5.65  Strengthened the Balance Sheet Refinanced line of credit, completed inaugural Euro bond offering in April  15 Recreate S&U on previous page in Column Graphs Consistent Execution on Strategic Vision Delivering Current Results, Seeding Future Growth Successful 1Q16 Initiatives

Appendix

Definitions of Non-GAAP Financial Measures The information included in this presentation contains certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non- GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity. FUNDS FROM OPERATIONS (FFO) We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, excluding a gain from a pre-existing relationship, impairment charges, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. CORE FUNDS FROM OPERATATIONS (Core FFO) We present core funds from operations, or core FFO, as a supplemental operating measure because, in excluding certain items that do not reflect core revenue or expense streams, it provides a performance measure that, when compared year over year, captures trends in our core business operating performance. We calculate core FFO by adding to or subtracting from FFO (i) termination fees and other non-core revenues, (ii) transaction expenses, (iii) loss from early extinguishment of debt, (iv) change in fair value of contingent consideration, (v) severance-related accrual, equity acceleration, and legal expenses, (vi) bridge facility fees and (vii) other non-core expense adjustments. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of core FFO as a measure of our performance is limited. Other REITs may not calculate core FFO in a consistent manner. Accordingly, our core FFO may not be comparable to other REITs' core FFO. Core FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. CONSTANT CURRENCY CORE FUNDS FROM OPERATIONS We calculate constant-currency core funds from operations by adjusting the core funds from operations for foreign currency translations. ADJUSTED FUNDS FROM OPERATIONS (AFFO) We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs, including on a per share and unit basis. We calculate AFFO by adding to or subtracting from core FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs, (iii) amortization of debt discount/premium, (iv) non-cash stock- based compensation expense, (v) non-cash stock-based compensation expense, (vi) straight-line rent revenue, (vii) straight-line rent expense, (viii) above- and below-market rent amortization, (ix) non-cash tax expense, (x) capitalized leasing compensation, (xi) recurring capital expenditures and (xii) capitalized internal leasing commissions. Other REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. 17

Definitions of Non-GAAP Financial Measures (cont.) EBITDA AND ADJUSTED EBITDA: We believe that earnings before interest, loss from early extinguishment of debt, income taxes and depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, change in fair value of contingent consideration, severance related accrual, equity acceleration, and legal expenses, transaction expenses, (gain) loss on sale of property, (gain) loss on settlement of pre-existing relationship with Telx, other non-core expense adjustments, non-controlling interests, and preferred stock dividends. Adjusted EBITDA is EBITDA excluding change in fair value of contingent consideration, severance related accrual, equity acceleration, and legal expenses, transaction expenses, gain (loss) on sale of property, gain on settlement of pre-existing relationship with Telx, other non-core expense adjustments, non-controlling interests, and preferred stock dividends. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not be comparable to such other REITs’ EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance. NET OPERATING INCOME (NOI) AND CASH NOI Net Operating Income (NOI) and Cash NOI: Net operating income, or NOI, represents rental revenue, interconnection revenue and tenant reimbursement revenue less utilities, rental property operating expenses, repair and maintenance expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. Cash NOI is NOI less straight-line rents and above and below market rent amortization. Cash NOI is commonly used by stockholders, company management and industry analysts as a measure of property operating performance on a cash basis. However, because NOI and cash NOI exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI and cash NOI as measures of our performance is limited. Other REITs may not calculate NOI and cash NOI in the same manner we do and, accordingly, our NOI and cash NOI may not be comparable to such other REITs’ NOI and cash NOI. Accordingly, NOI and cash NOI should be considered only as supplements to net income computed in accordance with GAAP as measures of our performance. SAME-CAPITAL CASH NOI Same-capital Cash NOI is Cash NOI (as defined above) calculated for “Same-capital” properties. “Same-capital” properties are defined as properties owned as of December 31, 2013 with less than 5% of total rentable square feet under development and excludes properties that were undergoing, or were expected to undergo, development activities in 2014-2015, properties classified as held for sale, and properties sold or contributed to joint ventures for all periods presented. 18

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 19 Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Net Income Available to Common Stockholders to Funds From Operations (FFO) (in thousands, except per share and unit data) (unaudited) Three Months Ended March 31, 2016 Net income (loss) available to common stockholders $ 39,125 Adjustments: Noncontrolling interests in operating partnership 663 Real estate related depreciation and amortization (1) 166,912 Real estate related depreciation and amortization related to investment in unconsolidated joint ventures 2,803 Gain on sale of properties (1,097) Gain on settlement of pre-existing relationships with Telx - FFO available to common stockholders and unitholders $ 208,406 Basic FFO per share and unit $ 1.40 Diluted FFO per share and unit $ 1.39 Weighted average common stock and units outstanding Basic 149,048 Diluted 149,916 (1) Real estate related depreciation and amortization was computed as follows: Depreciation and amortization per income statement 169,016 Non-real estate depreciation (2,104) $ 166,912 Three Months Ended March 31, 2016 FFO available to common stockholders and unitholders -- basic and diluted $ 208,406 Weighted average common stock and units outstanding 149,048 Add: Effect of dilutive securities 868 Weighted average common stock and units outstanding -- diluted 149,916 Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO) (in thousands, except per share and unit data) (unaudited) Three Months Ended March 31, 2016 FFO available to common stockholders and unitholders -- diluted $ 208,406 Termination fees and other non-core revenues (3) (91) Significant transaction expenses 1,900 Loss from early extinguishment of debt 964 Change in fair value of contingent consideration (4) - Severance accrual and equity acceleration (5) 1,448 Other non-core expense adjustments (6) (1) CFFO available to common stockholders and unitholders -- diluted $ 212,626 Diluted CFFO per share and unit $ 1.42 (3) Includes one-time fees, proceeds and certain other adjustments that are not core to our business. (4) Relates to earn-out contingency in connection with Sentrum Portfolio acquisition. (5) Relates to severance charges related to the departure of company executives. (6) Includes reversal of accruals and certain other adjustments that are not core to our business.

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 20 Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Net Income Available to Common Stockholders to Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA (in thousands) (unaudited) Three Months Ended March 31, 2016 Net income (loss) available to common stockholders $ 39,125 Interest 57,261 Loss from early extinguishment of debt 964 Taxes 2,109 Depreciation and amortization 169,016 EBITDA 268,475 Change in fair value of contingent consideration - Severance accrual and equity acceleration 1,448 Transactions 1,900 Gain on sale of properties (1,097) Other non-core expense adjustments (1) Noncontrolling interests 784 Preferred stock dividends 22,424 Adjusted EBITDA $ 293,933 Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Same Capital Cash Net Operating Income (in thousands) (unaudited) Three Months Ended March 31, 2016 Rental revenues $ 213,408 Tenant reimbursements - Utilities 34,147 Tenant reimbursements - Other 17,060 Interconnection and other 1,465 Total Revenue 266,080 Utilities 35,554 Rental property operating 20,433 Repairs & maintenance 16,528 Property taxes 15,782 Insurance 1,522 Total Expenses 89,819 Net Operating Income $ 176,261 Less: Stabilized straight-line rent $ 2,254 Above and below market rent 2,543 Cash Net Operating Income $ 171,464

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 21 Reconciliation of Core EBITDA (unaudited) (in thousands) Net loss (1,705)$ Income tax benefit (86) Interest expense, net 871 Depreciation & amortization 33,726 EBITDA 32,806$ Plus: Non-Cash Rent 7,762 Plus: Non-Cash Compensation 115 Less: Synergies (2,276) Core EBITDA 38,408$

Forward-Looking Statements The information included in this presentation contains forward-looking statements. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such forward-looking statements include statements relating to: our economic outlook; opportunities and strategies, including ROIC, recycling assets and capital, and sources of growth; the expected effect of foreign currency translation adjustments on our financials; business drivers; sources and uses; our expected development plans and completions, including timing, total square footage, IT capacity and raised floor space upon completion; expected availability for leasing efforts, sales incentive program, mid-market and colocation initiatives; organizational initiatives; joint venture opportunities; occupancy and total investment; our expected investment in our properties; our estimated time to stabilization and targeted returns at stabilization of our properties; our expected future acquisitions; acquisitions strategy; available inventory and development strategy; the signing and commencement of leases, and related rental revenue; lag between signing and commencement of leases; our expected same store portfolio growth; our expected growth and stabilization of development completions and acquisitions; our expected mark-to-market rates on lease expirations, lease rollovers and expected rental rate changes; our expected yields on investments; our expectations with respect to capital investments at lease expiration on existing Turn-Key Flex space; barriers to entry; competition; debt maturities; lease maturities; our expected returns on invested capital; estimated absorption rates; our other expected future financial and other results, and the assumptions underlying such results; our top investment markets and market opportunities; our ability to access the capital markets; expected time and cost savings to our customers; our customers’ capital investments; our plans and intentions; future data center utilization, utilization rates, growth rates, trends, supply and demand, and demand drivers; datacenter outsourcing trends; datacenter expansion plans; estimated kW/MW requirements; growth in the overall Internet infrastructure sector and segments thereof; the replacement cost of our assets; the development costs of our buildings, and lead times; estimated costs for customers to deploy or migrate to a new data center; capital expenditures; the effect new leases and increases in rental rates will have on our rental revenues and results of operations; lease expiration rates; our ability to borrow funds under our credit facilities; estimates of the value of our development portfolio; our ability to meet our liquidity needs, including the ability to raise additional capital; credit ratings; capitalization rates, or cap rates, potential new markets; dividend payments and our dividend policy; projected financial information and covenant metrics; annualized; other forward-looking financial data; leasing expectations; our exposure to tenants in certain industries; our expectations and underlying assumptions regarding our sensitivity to fluctuations in foreign exchange rates and energy prices; and the sufficiency of our capital to fund future requirements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters. Such statements are subject to risks, uncertainties and assumptions, are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control that may cause actual results to vary materially. Some of the risks and uncertainties include, among others, the following: the impact of current global economic, credit and market conditions; current local economic conditions in our geographic markets; decreases in information technology spending, including as a result of economic slowdowns or recession; adverse economic or real estate developments in our industry or the industry sectors that we sell to (including risks relating to decreasing real estate valuations and impairment charges); our dependence upon significant tenants; bankruptcy or insolvency of a major tenant or a significant number of smaller tenants; defaults on or non-renewal of leases by tenants; our failure to obtain necessary debt and equity financing; risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements; financial market fluctuations; changes in foreign currency exchange rates; our inability to manage our growth effectively; difficulty acquiring or operating properties in foreign jurisdictions; our failure to successfully integrate and operate acquired or developed properties or businesses, including Telx; the suitability for our properties and data center infrastructure, delays or disruptions in connectivity, failure of our physical infrastructure or services or availability of power; risks related to joint venture investments, including as a result of our lack of control of such investments; delays or unexpected costs in development of properties; decreased rental rates, increased operating costs or increased vacancy rates; increased competition or available supply of data center space; our inability to successfully develop and lease new properties and development space; difficulties in identifying properties to acquire and completing acquisitions; our inability to acquire off-market properties; our inability to comply with the rules and regulations applicable to reporting companies; our failure to maintain our status as a REIT; possible adverse changes to tax laws; restrictions on our ability to engage in certain business activities; environmental uncertainties and risks related to natural disasters; losses in excess of our insurance coverage; changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation; and changes in local, state and federal regulatory requirements, including changes in real estate and zoning laws and increases in real property tax rates. The risks described above are not exhaustive, and additional factors could adversely affect our business and financial performance, including those discussed in our annual report on Form 10-K for the year ended December 31, 2015, as amended, and subsequent filings with the Securities and Exchange Commission. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise. 22